Exhibit 99.1

SPRING VALLEY ACQUISITION CORP. II ANNOUNCES PRELIMINARY Redemption RESULTS

Based on the redemption requests received by the Redemption Deadline, Spring Valley Acquisition Corp. II will have a total of 11,963,348 Class A ordinary shares outstanding following the Extraordinary General Meeting and a remaining trust balance of approximately $129.6 million.

DALLAS, TX – January 9, 2024 (BUSINESS WIRE) – Spring Valley Acquisition Corp. II (NASDAQ: “SVIIU”, “SVII”, “SVIIW”, “SVIIR”) (“SVII” or the “Company”) today announced that as of January 8, 2024 at 5:00 P.M. Eastern Time (the “Redemption Deadline”), the deadline for holders of Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), to request that SVII redeem their Class A ordinary shares, SVII shareholders elected to redeem an aggregate of 11,036,652 Class A ordinary shares, or approximately 48% of the outstanding Class A ordinary shares (prior to the conversion of 7,666,666 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”), of the Company to Class A ordinary shares by Spring Valley Acquisition Sponsor II, LLC and certain of SVII’s directors).

Based on the redemption requests received by the Redemption Deadline, SVII will have a total of 11,963,348 Class A ordinary shares outstanding following the Extraordinary General Meeting (as defined below) and a remaining trust balance of approximately $129.6 million. SVII shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the start of the Extraordinary General Meeting at 10:00 a.m. Eastern Time, on January 10, 2024 by requesting SVII’s transfer agent, Continental Stock Transfer & Trust Company, to return such shares.

This announcement is being made in anticipation of the Company’s extraordinary general meeting to be held at 10:00 a.m., Eastern Time, on January 10, 2024 (the “Extraordinary General Meeting”) at which shareholders will be asked to vote on a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) and amend the Articles to change certain provisions which restrict the Class B ordinary shares from converting to Class A ordinary shares prior to the consummation of an initial business combination (the “Conversion Amendment Proposal”).

As previously announced, Spring Valley Acquisition II, LLC (the “Sponsor”) and the other holders of the Company’s Class B ordinary shares notified the Company, that approval at the Extraordinary General Meeting of the Conversion Amendment Proposal, of their intentions to elect as soon as practicable after the Extraordinary General Meeting to convert an aggregate of 7,666,666 Class B ordinary shares held by them to the same number of Class A ordinary shares.

If shareholders have any questions or need assistance please call the Company’s proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400, or by e-mailing SVII.info@investor.morrowsodali.com.

About Spring Valley Acquisition Corp. II

Spring Valley Acquisition Corp. II (NASDAQ: SVII) is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. SVII is seeking to pursue an initial business combination target that capitalizes on the expertise and ability of SVII’s management team, particularly its executive officers in the broadly-defined sustainability industry. For more information about SVII, please visit www.sv-ac.com.

Additional Information and Where to Find It

On December 4, 2023, SVII filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Extraordinary General Meeting. SVII filed a supplement to the definitive proxy statement with the SEC on December 4, 2023. Investors and security holders are able to obtain free copies of the Proxy Statement, related supplements and all other relevant documents filed or that will be filed with the SEC by SVII through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SVII may be obtained free of charge from SVII’s website at www.sv-ac.com or by written request to SVII at Spring Valley Acquisition Corp. II at 2100 McKinney Ave, Suite 1675, Dallas, TX 75201. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SVII ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE EXTENSION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE EXTENSION.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Contributions, including statements regarding the benefits of an anticipated initial business combination, the anticipated timing of an initial business combination, and actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Although these forward-looking statements are based on assumptions that SVII believes are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions, including as a result of redemptions or the failure by shareholders to adopt the Extension Amendment Proposal; (3) inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (5) the risk that any proposed business combination disrupts current plans and operations; (6) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (7) costs related to the proposed business combination; (8) changes in the applicable laws or regulations; (9)  economic uncertainty caused by the impacts of rising levels of inflation and interest rates; and (10) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by SVII with the SEC.

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement, SVII’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the Proxy Statement and any supplements thereto, and other documents filed (or to be filed) by SVII from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, Israel and Palestine and rising levels of inflation and interest rates, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and SVII assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Extension or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

SVII and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from SVII’s shareholders, in favor of the approval of the Extension. For information regarding SVII’s directors and executive officers, please see SVII’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by SVII from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Extension may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

INVESTOR RELATIONS CONTACT

Spring Valley Acquisition Corp. II:

www.sv-ac.com

Investors@sv-ac.com

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